Quarterly Holdings Report
for
Strategic Advisers Alternatives Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public
August 31, 2022
SAA-NPRT1-1022
1.9905803.100
Fixed-Income Funds - 6.2%
	Shares	Value ($)
Eaton Vance Global Macro Absolute Return Advantage Fund Class A (Cost $60,588,297)	6,516,960	62,367,310

Other - 90.6%
	Shares	Value ($)
Alternative Fund - 90.6%
Abbey Capital Futures Strategy Fund Class A	4,577,335	62,022,887
Absolute Convertible Arbitrage Fund Investor Shares	10,273,057	112,489,973
American Beacon AHL Managed Futures Strategy Fund A Class	8,718,579	103,140,784
BlackRock Systematic Multi-Strategy Fund Investor A Shares	14,055,638	140,696,940
First Trust Merger Arbitrage Fund Class I	6,221,354	65,946,352
John Hancock Funds Absolute Return Currency Fund Class I (a)	8,701,574	81,359,719
LoCorr Long/Short Commodity Strategies Fund Class A	5,496,634	61,067,606
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	10,721,642	139,488,564
Victory Market Neutral Income Fund Class I	9,848,461	90,901,297
Westchester Capital Merger Fund	3,798,025	66,047,649

TOTAL OTHER (Cost $919,826,232)		923,161,771

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (b)	3,657,915	3,658,646
Fidelity Investments Money Market Government Portfolio Institutional Class 2.07% (c)(d)	26,224,226	26,224,226
State Street Institutional U.S. Government Money Market Fund Premier Class 2.25% (c)	207	207
TOTAL MONEY MARKET FUNDS (Cost $29,883,079)		29,883,079

Purchased Options
	Counterparty	Number of Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put Options
Mini-SPX Index	Chicago Board Options Exchange	1,420	230	06/16/23	399,020
Mini-SPX Index	Chicago Board Options Exchange	1,602	220	07/21/23	442,152
Mini-SPX Index	Chicago Board Options Exchange	236	371	09/16/22	38,704
Mini-SPX Index	Chicago Board Options Exchange	286	365	10/21/22	135,278
Mini-SPX Index	Chicago Board Options Exchange	251	385	09/16/22	102,283
Mini-SPX Index	Chicago Board Options Exchange	281	382	10/21/22	240,396
Mini-SPX Index	Chicago Board Options Exchange	541	400	11/18/22	1,000,039
Mini-SPX Index	Chicago Board Options Exchange	964	260	08/18/23	527,790

					2,885,662

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,010,297,608)	1,018,297,822
NET OTHER ASSETS (LIABILITIES) - 0.0%	(81,854)
NET ASSETS - 100.0%	1,018,215,968

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	-	4,267,064	608,418	8,778	-	-	3,658,646	0.0%
Total	-	4,267,064	608,418	8,778	-	-	3,658,646

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 2.07%	-	50,769,066	24,544,840	48,368	-	-	26,224,226
	-	50,769,066	24,544,840	48,368	-	-	26,224,226

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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